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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     DAIMLER-BENZ AUTO GRANTOR TRUST 1997-A
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             (Exact name of registrant as specified in its charter)



                                  July 20, 2000
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                Date of Report (Date of earliest event reported)



Delaware                         000-23923            13-3770955
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(State or other jurisdiction     (Commission File     (I.R.S. Employer
of incorporation)                Number)               Identification No.)



                550 South College Avenue, Newark, Delaware 19713
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               (Address of principal executive offices) (Zip Code)



                                 (302) 453-5733
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              (Registrant's telephone number, including area code)


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Item 5. Other Events

     On July 20, 2000, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of October 1, 1997 (the "Agreement"), among Mercedes-Benz Credit Corporation, in its individual capacity and as Servicer, Daimler-Benz Vehicle Receivables Corporation, as Seller, and Citibank, N.A., as Trustee, Payahead Agent, Class A Agent and Class B Agent (the "Trustee"), was distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Daimler-Benz Auto Grantor Trust 1997-A. In accordance with the Agreement, the statements for Class A and Class B Certificateholders for the June 2000 collection period (the "June Statement") was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. A copy of the June Statement is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7. Financial Statements and Exhibits

        (c)     Exhibits

                Exhibit No.             Description

                20                      Statement for Class A and Class B
                                        Certificateholders for the
                                        June 2000 Collection Period













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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Daimler-Benz Auto Grantor Trust 1997-A
                                                     (Registrant)

                                        By:  Mercedes-Benz Credit Corporation,
                                             as Servicer


Date:  August 3, 2000                   By: /s/ David H. Olsen
                                           -------------------------------------
                                           Name:   David H. Olsen
                                           Title:  Vice President and Controller












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                                INDEX TO EXHIBITS

Exhibit No.            Description

    20 Statement for Class A and Class B Certificateholders for the June 2000 Collection Period















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